EXHIBIT 31.3

CERTIFICATION PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Soroush Salehian Dardashti, certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A of Aeva Technologies, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 27, 2022	/s/ Soroush Salehian Dardashti
Soroush Salehian Dardashti
Chief Executive Officer and Director
(Principal Executive Officer)